Exhibit 99.1

The Men’s Wearhouse, Inc.

News Release	For Immediate Release
MEN’S WEARHOUSE REPORTS FISCAL 2005
FOURTH QUARTER AND YEAR END RESULTS
•	Q4 2005 GAAP diluted EPS was $0.60 versus $0.45 last year
•	Fiscal 2005 GAAP diluted EPS was $1.88 versus $1.29 for last year
•	Company estimates fiscal 2006 GAAP and adjusted diluted EPS in a range of $2.28 to $2.35
•	Results and estimates include a number of significant items, refer to attached reconciliation tables
•	Conference call at 5:00 pm eastern today
HOUSTON – March 1, 2005 – The Men’s Wearhouse (NYSE: MW) today announced its consolidated financial results for the fourth quarter and year ended January 28, 2006.
George Zimmer, founder, chairman and chief executive officer, stated, “Fiscal 2005 was a tremendous year for all of our stakeholders. In May 2005, we announced a three for two stock split, our fourth stock split since going public in 1992. In January 2006, the Board of Directors declared the company’s first quarterly cash dividend of $0.05 per share as well as a $100 million stock buyback program. Also in January 2006, we were named once again by FORTUNE® magazine as one of the 100 Best Companies to Work for In America. Lastly, with this release today, we are reporting a historical level of net earnings – exceeding the $100 million mark. We entered the year with the objective to leverage our brands and drive shareholder value, and we have made great strides towards both these goals.”
FOURTH QUARTER RESULTS

Fourth Quarter Sales Summary – Fiscal 2005
	U.S. dollars, in millions		Total Sales Change %		Comparable Store
	Current Year	Prior Year			Sales Change %

Total Company	$497.0	$458.7	8.4%

United States	$437.4	$402.5	8.7%		6.1%

Canada	$59.6	$56.2	6.1	% (A)	0.9%

(A)	Total sales change % using Canadian dollars was 2.2%.

Fourth quarter 2005 operating income was $55.6 million compared to $41.0 million last year, and net income was $32.7 million compared to $25.0 million last year. GAAP diluted earnings per share were $0.60 for the fourth quarter ended January 28, 2006 compared to $0.45 last year. Adjusted diluted earnings per share for the 2005 fiscal fourth quarter was $0.67 per share compared to adjusted diluted earnings per share of $0.47 last year. For additional information regarding adjusted diluted earnings per share, please see the table included below as well as the non-GAAP reconciliations provided at the end of this release.
Fourth Quarter Highlights
•	Comparable store sales of 6.1% for the company’s United States based stores exceeded its initial guidance of 3% to 4% and were driven primarily by stronger than anticipated traffic levels,

•	Operating income and margin improvements exceeded the company’s plan which was driven by a greater mix of regular priced merchandise sell thru as well as selling, general and administrative expense leverage,

•	The effective tax rate for the quarter was 40.8% and included a one time tax expense of $3.9 million, or $0.07 per diluted share, related to the repatriation of foreign earnings under the provisions of the American Jobs Creation Act. This one time tax expense was higher than previously estimated due to an increase in the estimated amount of withholding taxes due on the repatriated funds.
YEAR-TO-DATE RESULTS

Twelve Months Sales Summary – Fiscal 2005
	U.S. dollars, in millions		Total Sales		Comparable Store
	Current Year	Prior Year	Change %		Sales Change %

Total Company	$1,724.9	$1,546.7	11.5%

United States	$1,531.4	$1,371.8	11.6%		8.4%

Canada	$193.5	$174.9	10.6	% (B)	2.7%

(B)	Total sales change % using Canadian dollars was 3.4%.
2005 operating income was $165.3 million compared to $118.1 million last year, and net income was $103.9 million compared to $71.4 million last year. GAAP diluted earnings per share were $1.88 for the year ended January 28, 2006 compared to $1.29 last year. Adjusted diluted earnings per share for fiscal 2005 were $2.04 per share compared to adjusted diluted earnings per share of $1.37 last year. For additional information regarding adjusted diluted earnings per share, please see the table included below as well as the non-GAAP reconciliations provided at the end of this release.

2006 GUIDANCE AND HIGHLIGHTS
The company is targeting adjusted diluted earnings per share growth between 12% to 15% increase, as outlined in the table below – “Reconciliation of GAAP diluted EPS to Adjusted diluted EPS”.
For the fiscal year ending February 3, 2007 (which is a 53-week year under the retail calendar), the company expects GAAP and adjusted diluted earnings per share in a range of $2.28 to $2.35 based on 2% to 4% same store sales increases in the U.S. and Canada, an effective tax rate of approximately 36.7% and fully diluted shares outstanding of 54.6 million.
Forecasted operating highlights for the full year include the following:
•	New store growth includes up to 15 net new K&G stores and 17 net new Men’s Wearhouse stores. We also expect to relocate and remodel up to 25 U.S. stores during the year. Total square footage growth is expected in the mid to high single digit range,

•	Gross margins are planned to continue to increase and stem largely from the company’s ongoing strategy of increasing the penetration of its private label apparel product offerings,

•	Modest selling, general and administrative expense deleveraging is anticipated as the company increases its investments in marketing programs and recognizes stock option expense under Statement of Financial Accounting Standards No. 123R, which the company adopted for the fiscal year 2006.
For the first quarter of 2006, the company expects 2% to 3% same store sales growth in the U.S. and in Canada and GAAP diluted earnings per share to be in the range of $0.44 to $0.46. Adjusted diluted earnings per share for the first quarter are expected to be in the range $0.46 to $0.48.
IMPACT OF SIGNIFICANT ITEMS
In order to aid investors’ understanding of the Company’s results and to improve comparability of financial information from period to period, explanatory non-GAAP reconciliation tables are included at the end of this press release. Summarized earnings per share information from these tables as well as guidance for the first quarter of fiscal 2006 and full year follows:

Summary Reconciliation of GAAP diluted EPS to Adjusted diluted EPS

	UNAUDITED HISTORICAL RESULTS (1) (2)										GUIDANCE
	Fiscal 2004					Fiscal 2005					Fiscal 2006
	1Q	2Q	3Q	4Q	YR	1Q	2Q	3Q	4Q	YR	1Q	YR
GAAP Diluted EPS	0.27	0.33	0.23	0.45	1.29	0.41	0.43	0.44	0.60	1.88	0.44 - 0.46	2.28 - 2.35
Adjustments (3)
Eddie Rodriguez Costs (4)	0.01	0.01	0.01	0.02	0.05	0.05	0.06			0.11
Technology Impairment			0.03		0.03
Stock Based Compensation (5)
Reported in Earnings							0.01	0.01	0.01	0.03	0.02	0.06
53rd Week Impact (6)												(0.06)
Foreign Earnings Repatriation (7)									0.07	0.07
Discrete Tax Items (8)								(0.04)	(0.02)	(0.05)

Net Adjustments	0.01	0.01	0.04	0.02	0.08	0.05	0.07	(0.02)	0.07	0.17	0.02	0.00

Adjusted Diluted EPS	0.28	0.35	0.27	0.47	1.37	0.46	0.50	0.41	0.67	2.04	0.46 - 0.48	2.28 - 2.35

1.	Reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

2.	Due to the effect of rounding, the sum of the per share amounts may not equal the effect of the adjustments.

3.	Net of tax.

4.	The company ceased operating its test of the new retail concept “Eddie Rodriguez” in the second quarter of fiscal 2005.

5.	In fiscal 2005 the company did not grant non-qualified stock options (NQO’s) to key employees, opting instead to issue primarily deferred stock units (DSU’s). In 2006 the company will begin recognizing stock option expense as it adopted FASB No. 123R. Amounts reported in earnings for 2005 include primarily DSU’s and for 2006 include mostly DSU’s and NQO’s.

6.	Fiscal 2006 will include one additional week (for a total of 53 weeks) as the company reports its fiscal operations on a retail calendar.

7.	The company incurred a one-time tax expense of $3.9 million ($0.07 per share) related to the repatriation of foreign earnings under the provisions of the American Jobs Creation Act.

8.	Adjustments to tax reserves associated with favorable developments on certain outstanding income tax matters.
CONFERENCE CALL AND WEBCAST INFORMATION
At 5:00 p.m. Eastern time today, company management will host a conference call and real time web cast to review the results for the fiscal fourth quarter and full year 2005 and provide an outlook for fiscal 2006.
To access the conference call, dial 303-262-2130. To access the live webcast presentation, visit the Investor Relations section of the company’s website at www.menswearhouse.com. A telephonic replay will be available through March 8th by calling 303-590-3000 and entering the access code of 11052856, or a webcast archive will be available free on the website for approximately 90 days.

STORE INFORMATION

	January 28, 2006		January 29, 2005
	Number	Sq. Ft.	Number	Sq. Ft.
	of Stores	(000’s)	of Stores	(000’s)

Men’s Wearhouse	526	2,898.4	517	2,825.3

Moores, Clothing for Men	116	719.8	114	705.3

K&G (C)	77	1,835.2	76	1,770.1

Total	719	5,453.4	707	5,300.7

(C)	52 and 43 stores, respectively, offering women’s apparel.
Founded in 1973, Men’s Wearhouse is one of North America’s largest specialty retailers of men’s apparel with 719 stores. The stores carry a full selection of designer, brand name and private label suits, sport coats, furnishings and accessories, including tuxedo rentals available in the Men’s Wearhouse and Moores stores.
This press release contains forward-looking information. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors, including unfavorable local, regional and national economic developments, disruption in retail buying trends due to homeland security concerns, severe weather conditions, aggressive advertising or marketing activities of competitors and other factors described herein and in the company’s annual report on Form 10-K for the year ended January 29, 2005 and subsequent Forms 10-Q.
For additional information on Men’s Wearhouse, please visit the company’s website at www.menswearhouse.com.

CONTACT:	Neill Davis, EVP & CFO, Men’s Wearhouse (713) 592-7200
Ken Dennard, DRG&E (713) 529-6600

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE TWELVE MONTHS ENDED
January 28, 2006 AND January 29, 2005
(In thousands, except per share data)

	Twelve Months Ended
		% of		% of
	2005	Sales	2004	Sales
Net sales	$1,724,898	100.00%	$1,546,679	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	1,027,763	59.58%	943,675	61.01%

Gross margin	697,135	40.42%	603,004	38.99%

Selling, general and administrative expenses	531,839	30.83%	484,916	31.35%

Operating income	165,296	9.58%	118,088	7.63%

Interest income	(3,280)	(0.19%)	(1,526)	(0.10%)
Interest expense	5,888	0.34%	5,899	0.38%

Earnings before income taxes	162,688	9.43%	113,715	7.35%

Provision for income taxes	58,785	3.41%	42,359	2.74%

Net earnings	$103,903	6.02%	$71,356	4.61%

Net earnings per share (1) :
Basic	$1.93		$1.32

Diluted	$1.88		$1.29

Weighted average common shares outstanding (1) :
Basic	53,753		54,044

Diluted	55,365		55,220

(1)	All earnings per share and weighted average common share information reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE THREE MONTHS ENDED
January 28, 2006 AND January 29, 2005
(In thousands, except per share data)

	Three Months Ended
		% of		% of
	2005	Sales	2004	Sales
Net sales	$496,978	100.00%	$458,675	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	291,751	58.71%	278,293	60.67%

Gross margin	205,227	41.29%	180,382	39.33%

Selling, general and administrative expenses	149,658	30.11%	139,351	30.38%

Operating income	55,569	11.18%	41,031	8.95%

Interest income	(1,158)	(0.23%)	(573)	(0.12%)
Interest expense	1,461	0.29%	1,695	0.37%

Earnings before income taxes	55,266	11.12%	39,909	8.70%

Provision for income taxes	22,532	4.53%	14,866	3.24%

Net earnings	$32,734	6.59%	$25,043	5.46%

Net earnings per share (1):
Basic	$0.62		$0.46

Diluted	$0.60		$0.45

Weighted average common shares outstanding (1):
Basic	52,862		54,222

Diluted	54,166		55,686

(1)	All earnings per share and weighted average common share information reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	January 28,	January 29,
	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$200,226	$165,008
Short-term investments	62,775	—
Accounts receivable, net	19,276	20,844
Inventories	416,603	406,225
Other current assets	30,732	34,920

Total current assets	729,612	626,997
Property and equipment, net	269,586	260,068
Goodwill	57,601	55,824
Other assets, net	66,475	50,433

Total assets	$1,123,274	$993,322

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities	$238,085	$238,768
Long-term debt	205,251	130,000
Deferred taxes and other liabilities	52,405	55,706
Shareholders’ equity	627,533	568,848

Total liabilities and equity	$1,123,274	$993,322

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE TWELVE MONTHS ENDED
January 28, 2006 AND January 29, 2005
(In thousands)

	Twelve Months Ended
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$103,903	$71,356
Non-cash adjustments to net earnings:
Depreciation and amortization	61,874	53,319
Other	3,217	6,018
Changes in assets and liabilities	(14,433)	(714)

Net cash provided by operating activities	154,561	129,979

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(66,499)	(85,392)
Purchases of available-for-sale investments	(106,850)	—
Proceeds from sales of available-for-sale investments	44,075	—
Net assets acquired	—	(11,000)
Other	(141)	(556)

Net cash used in investing activities	(129,415)	(96,948)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank borrowings	71,695	—
Principal payments on debt	—	(1,000)
Proceeds from issuance of common stock	24,262	10,876
Purchase of treasury stock	(90,280)	(11,186)
Other	(556)	(276)

Net cash provided by (used in) financing activities	5,121	(1,586)

Effect of exchange rate changes	4,951	1,417

INCREASE IN CASH AND CASH EQUIVALENTS	35,218	32,862
Balance at beginning of period	165,008	132,146

Balance at end of period	$200,226	$165,008

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES
UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(A Non-GAAP Financial Measure)
(In thousands, except per share amounts)
Use of Non-GAAP Financial Measures
We have provided non-GAAP adjusted earnings per share information. This non-GAAP financial information is provided to enhance the user’s overall understanding of the company’s current financial performance. Specifically, we believe the non-GAAP adjusted results provide useful information to both management and investors by excluding certain expense items that we believe are not indicative of our core operating results. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. The following are the reconciliations of this non-GAAP information and reflect the three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005. It should also be noted, the sum of the per share amounts may not equal due to the effect of rounding.
Non-GAAP Financial Measures (in thousands, except per share information)

	Three Months Ended May 1, 2004
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$360,729	$(412)	$360,317
Cost of goods sold, including buying, distribution and occupancy costs	222,919	(634)	222,285

Gross margin	137,810	222	138,032
Selling, general and administrative expenses	112,742	(554)	112,188
Operating Income	25,068	776	25,844
Interest income	(274)	—	(274)
Interest expense	1,351	—	1,351

Earnings before income taxes	23,991	776	24,767
Provision for income taxes	8,936	289	9,225

Net earnings	$15,055	$487	$15,542

Net earnings per diluted share	$0.27	$0.01	$0.28

Weighted average diluted common shares outstanding	55,218		55,218

(1)	The adjustments are as follows:
a.	$484 thousand, net of tax, or $0.01 diluted earnings per share in net operating losses from the Eddie Rodriguez stores and

b.	$3 thousand, net of tax, related to stock based compensation.

Non-GAAP Financial Measures (continued)

	Three Months Ended July 31, 2004
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$369,480	$(733)	$368,747
Cost of goods sold, including buying, distribution and occupancy costs	224,024	(1,139)	222,885

Gross margin	145,456	406	145,862
Selling, general and administrative expenses	115,185	(696)	114,489
Operating Income	30,271	1,102	31,373
Interest income	(363)	—	(363)
Interest expense	1,422	—	1,422

Earnings before income taxes	29,212	1,102	30,314
Provision for income taxes	10,832	405	11,237

Net earnings	$18,380	$697	$19,077

Net earnings per diluted share	$0.33	$0.01	$0.35

Weighted average diluted common shares outstanding	54,937		54,937

	Three Months Ended October 30, 2004
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$357,795	$(818)	$356,977
Cost of goods sold, including buying, distribution and occupancy costs	218,439	(1,488)	216,951

Gross margin	139,356	670	140,026
Selling, general and administrative expenses	117,638	(2,795)	114,843
Operating Income	21,718	3,465	25,183
Interest income	(316)	—	(316)
Interest expense	1,431	—	1,431

Earnings before income taxes	20,603	3,465	24,068
Provision for income taxes	7,725	1,296	9,021

Net earnings	$12,878	$2,169	$15,047

Net earnings per diluted share	$0.23	$0.04	$0.27

Weighted average diluted common shares outstanding	55,038		55,038

(1)	The adjustments are as follows:
a.	$669 thousand, net of tax, or $0.01 diluted earnings per share net operating losses from the Eddie Rodriguez stores and

b.	$28 thousand, net of tax, related to stock based compensation.

(2)	The adjustments are as follows:
a.	$785 thousand, net of tax, or $0.01 diluted earnings per share in net operating losses from the Eddie Rodriguez stores

b.	$23 thousand, net of tax, related to stock based compensation and

c.	$1.361 million, net of tax or $0.03 diluted earnings per share related to the impairment of certain technology assets.

Non-GAAP Financial Measures (continued)

	Three Months Ended January 29, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$458,675	$(1,215)	$457,460
Cost of goods sold, including buying, distribution and occupancy costs	278,293	(1,870)	276,423

Gross margin	180,382	655	181,037
Selling, general and administrative expenses	139,351	(868)	138,483
Operating Income	41,031	1,523	42,554
Interest income	(573)	—	(573)
Interest expense	1,695	—	1,695

Earnings before income taxes	39,909	1,523	41,432
Provision for income taxes	14,866	567	15,433

Net earnings	$25,043	$956	$25,999

Net earnings per diluted share	$0.45	$0.02	$0.47

Weighted average diluted common shares outstanding	55,686		55,686

	Twelve Months Ended January 29, 2005
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,546,679	$(3,178)	$1,543,501
Cost of goods sold, including buying, distribution and occupancy costs	943,675	(5,132)	938,543

Gross margin	603,004	1,954	604,958
Selling, general and administrative expenses	484,916	(4,913)	480,003
Operating Income	118,088	6,867	124,955
Interest income	(1,526)	—	(1,526)
Interest expense	5,899	—	5,899

Earnings before income taxes	113,715	6,867	120,582
Provision for income taxes	42,359	2,557	44,916

Net earnings	$71,356	$4,310	$75,666

Net earnings per diluted share	$1.29	$0.08	$1.37

Weighted average diluted common shares outstanding	55,220		55,220

(1)	The adjustments are as follows:
a.	$933 thousand, net of tax, or $0.02 diluted earnings per share in net operating losses from the Eddie Rodriguez stores and

b.	$23 thousand, net of tax, related to stock based compensation.

(2)	The adjustments are as follows:
a.	$2.872 million, net of tax, or $0.05 diluted earnings per share in net operating losses from the Eddie Rodriguez stores

b.	$77 thousand, net of tax, related to stock based compensation and

c.	$1.361 million, net of tax, or $0.03 diluted earnings per share related to the impairment of certain technology assets.

Non-GAAP Financial Measures (continued)

	Three Months Ended April 30, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$411,649	$(1,006)	$410,643
Cost of goods sold, including buying, distribution and occupancy costs	245,866	(1,631)	244,235

Gross margin	165,783	625	166,408
Selling, general and administrative expenses	128,909	(4,036)	124,873
Operating Income	36,874	4,661	41,535
Interest income	(794)	—	(794)
Interest expense	1,487	—	1,487

Earnings before income taxes	36,181	4,661	40,842
Provision for income taxes	13,477	1,736	15,213

Net earnings	$22,704	$2,925	$25,629

Net earnings per diluted share	$0.41	$0.05	$0.46

Weighted average diluted common shares outstanding	55,835		55,835

	Three Months Ended June 30, 2005
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$423,576	$(785)	$422,791
Cost of goods sold, including buying, distribution and occupancy costs	255,280	(3,485)	251,795

Gross margin	168,296	2,700	170,996
Selling, general and administrative expenses	129,892	(3,495)	126,397
Operating Income	38,404	6,195	44,599
Interest income	(771)	—	(771)
Interest expense	1,512	—	1,512

Earnings before income taxes	37,663	6,195	43,858
Provision for income taxes	13,277	2,183	15,460

Net earnings	$24,386	$4,012	$28,398

Net earnings per diluted share	$0.43	$0.07	$0.50

Weighted average diluted common shares outstanding	56,490		56,490

(1)	The adjustments are as follows:
a.	$2.886 million, net of tax, or $.05 diluted earnings per share in net operating losses from the Eddie Rodriguez stores and

b.	$39 thousand, net of tax, related to stock based compensation.

(2)	The adjustments are as follows:
a.	$3.379 million, net of tax, or $0.06 diluted earnings per share in net operating losses from the Eddie Rodriguez stores and

b.	$633 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation.

Non-GAAP Financial Measures (continued)

	Three Months Ended October 29, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$392,695	$—	$392,695
Cost of goods sold, including buying, distribution and occupancy costs	234,866	—	234,866

Gross margin	157,829	—	157,829
Selling, general and administrative expenses	123,380	(928)	122,452
Operating Income	34,449	928	35,377
Interest income	(557)	—	(557)
Interest expense	1,428	—	1,428

Earnings before income taxes	33,578	928	34,506
Provision for income taxes	9,499	2,278	11,777

Net earnings	$24,079	$(1,350)	$22,729

Net earnings per diluted share	$0.44	$(0.02)	$0.41

Weighted average diluted common shares outstanding	54,971		54,971

	Three Months Ended January 28, 2006
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$496,978	$—	$496,978
Cost of goods sold, including buying, distribution and occupancy costs	291,751	—	291,751

Gross margin	205,227	—	205,227
Selling, general and administrative expenses	149,658	(939)	148,719
Operating Income	55,569	939	56,508
Interest income	(1,158)	—	(1,158)
Interest expense	1,461	—	1,461

Earnings before income taxes	55,266	939	56,205
Provision for income taxes	22,532	(2,631)	19,901

Net earnings	$32,734	$3,570	$36,304

Net earnings per diluted share	$0.60	$0.07	$0.67

Weighted average diluted common shares outstanding	54,166		54,166

(1)	The adjustments are as follows:
a.	$666 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation and

b.	($2.016) million or ($0.04) diluted earnings per share in discrete tax items.

(2)	The adjustments are as follows:
a.	$556 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation

b.	($898) thousand or ($0.02) diluted earnings per share in discrete tax items and

c.	$3.912 million or $0.07 diluted earnings per share in foreign earnings repatriation tax expense.

Non-GAAP Financial Measures (continued)

	Twelve Months Ended January 28, 2006
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,724,898	$(1,791)	$1,723,107
Cost of goods sold, including buying, distribution and occupancy costs	1,027,763	(5,116)	1,022,647

Gross margin	697,135	3,325	700,460
Selling, general and administrative expenses	531,839	(9,398)	522,441
Operating Income	165,296	12,723	178,019
Interest income	(3,280)	—	(3,280)
Interest expense	5,888	—	5,888

Earnings before income taxes	162,688	12,723	175,411
Provision for income taxes	58,785	3,566	62,351

Net earnings	$103,903	$9,157	$113,060

Net earnings per diluted share	$1.88	$0.17	$2.04

Weighted average diluted common shares outstanding	55,365		55,365

(1)	The adjustments are as follows:
a.	$6.265 million, net of tax, or $0.11 diluted earnings per share in net operating losses from the Eddie Rodriguez stores

b.	$1.894 million, net of tax, or $0.03 diluted earnings per share related to stock based compensation

c.	($2.914) million or ($0.05) diluted earnings per share in discrete tax items and

d.	$3.912 million or $0.07 diluted earnings per share in foreign earnings repatriation tax expense.